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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 27, 1998


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                                KYZEN CORPORATION

             (Exact Name of Registrant as Specified in Its Charter)

    UTAH                           0-26434                    87-0475115
(State or Other           (Commission File Number)         (I.R.S. Employer
Jurisdiction of                                             Identification
 Incorporation)                                                 Number)


 430 HARDING INDUSTRIAL DRIVE, NASHVILLE, TENNESSEE             37211
    (Address of Principal Executive Offices)                 (Zip Code)

                                 (615) 831-0888
              (Registrant's Telephone Number, including Area Code)


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ITEM 5. OTHER EVENTS AND INFORMATION.

         On January 27, 1998, Kyzen Corporation issued the press release attached hereto as Exhibit 99.1 with respect to fourth quarter and year end 1997 financial results, adjustments to previous periods in 1997 and the resignation of a corporate officer.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

                  (C) EXHIBITS.

  Exhibit No.                               Description
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       99.1                Press Release, dated January 27, 1998



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         KYZEN CORPORATION

                                         By:    /s/ Thomas M. Forsythe
                                                --------------------------------

                                                Thomas M. Forsythe
                                                Vice President and Treasurer
                                                (Chief Financial Officer)


Date:  January 28, 1998


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                                  EXHIBIT INDEX

  Exhibit No.                                Description
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       99.1                Press Release, dated January 27, 1998